                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

           AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                AUGUST 18, 2000
                                   IMPORTANT
                 REQUEST TO AMERICAN NATIONAL INSURANCE COMPANY
                       VARIABLE ANNUITY AND VARIABLE LIFE
                    CONTRACT OWNERS FOR VOTING INSTRUCTIONS

Dear Contract Owner:

    A Special Meeting of American National Investment Accounts, Inc. (the "Fund"), which serves as the funding media for your American National Insurance Company ("American National") variable annuity or variable life insurance policy, will be held at the principal executive offices of the Fund, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, on September 21, 2000, at 9:00 a.m., Central Time. The purpose of the Special Meeting is to elect a board of 14 directors, as described in the enclosed Notice of Special Meeting of Shareholders and Proxy Statement.

    AFTER CAREFUL CONSIDERATION, THE BOARD MEMBERS OF YOUR FUND, INCLUDING THE INDEPENDENT MEMBERS, RECOMMEND THAT YOU VOTE "FOR" ELECTION OF THE 15 NOMINEES LISTED IN THE ATTACHED PROXY STATEMENT.

    Although you are not technically a shareholder of the Fund, at least a portion of your contract value under your variable annuity or variable life policy is invested in shares of one or more of the series or "portfolios" of the Fund through separate accounts established by American National for such purpose. Since the value of your contract invested in the Fund depends on the investment performance of the Fund, you have the right to instruct American National, which is the legal owner of such shares, as to the manner in which the shares of the Fund attributable to your contract value are to be voted. The number of votes for which you may give American National instructions as to each series or "portfolio" of the Fund is equal to the proportional value of the amount you have allocated to each such series or "portfolio" of the Fund. Fractional votes are counted. Votes may not be cumulated. Fund shares for which no instructions are received, including shares owned by American National, will be voted in the same proportion as those for which instructions are received. Securities Management and Research, Inc. ("SM&R"), the Fund's investment advisor, underwriter and administrator, has advised the Fund that it intends to vote the shares owned by SM&R "FOR" election of the 14 nominees listed in the attached Proxy Statement.

    Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Fund and a Proxy Card for each series or "portfolio" of the Fund in which your contract values were invested on July 31, 2000, the record date for the Special Meeting of the Fund. The Proxy Statement provides background information and explains the matters to be voted on at the Special Meeting. WE URGE YOU TO READ THE PROXY STATEMENT AND THEN COMPLETE AND RETURN TO US THE PROXY CARD ON OR BEFORE SEPTEMBER 20, 2000. YOUR VOTE IS EXTREMELY IMPORTANT AND YOUR PROMPT RESPONSE WILL HELP SAVE THE EXPENSE OF ADDITIONAL SOLICITATION MAILINGS.

    If you have any questions, please call toll free at 1-800-526-8346 and dial extension 229 to talk to Michele Lord; extension 214 to talk to Cindy Martin; or extension 225 to talk to Teresa Axelson. Each of such persons will be able to assist you.

                                                 Sincerely yours,

                                                 AMERICAN NATIONAL INSURANCE
                                                 COMPANY

                                                 By:
                                                      [SIGNATURE]
                                                      ------------------------
                                                          V. E. Soler, Jr.
                                                          VICE PRESIDENT,
                                                          SECRETARY & TREASURER

                          AMERICAN NATIONAL INVESTMENT
                                 ACCOUNTS, INC.
                     2450 SOUTH SHORE BOULEVARD, SUITE 400
                            LEAGUE CITY, TEXAS 77573
                                 (281) 334-2469

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 21, 2000

                            ------------------------

To the Shareholders of

  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.:

    A Special Meeting (the "Special Meeting") of the Shareholders of American National Investment Accounts, Inc. (the "Fund") will be held at the principal executive offices of the Fund and of Securities Management and Research, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. The meeting will be held on September 21, 2000, at 9:00 a.m. Central Time, for the following purposes:

    (1) To elect a board of fourteen (14) directors.

    (2) To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

    Only the shareholders of record at the close of business on July 31, 2000, are entitled to notice of, and to vote at, the Special Meeting. After the Special Meeting, the Fund does not presently anticipate holding regular annual meetings of shareholders except to the extent required by law. A list of the Fund's shareholders is held in the office of the Fund, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

                                 By Order of the Board of Directors

                                 [SIGNATURE]

                                 Teresa E. Axelson
                                 SECRETARY

August 18, 2000

      -------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING YOU CAN CAST YOUR VOTE BY COMPLETING THE ENCLOSED PROXY CARD. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD.
PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY. AT LEAST ONE-THIRD (1/3) OF THE OUTSTANDING SHARES OF THE FUND MUST BE PRESENT IN PERSON OR BY PROXY AT THE SPECIAL MEETING.

      -------------------------------------------------------------------

                                PROXY STATEMENT
                        FOR AMERICAN NATIONAL INVESTMENT
                                 ACCOUNTS, INC.

                             ---------------------

                     2450 SOUTH SHORE BOULEVARD, SUITE 400
                            LEAGUE CITY, TEXAS 77573
                                 (281) 334-2469

                            ------------------------

                              GENERAL INFORMATION

    The accompanying proxy is being solicited on behalf of the Board of Directors of American National Investment Accounts, Inc. (the "Fund") for the Special Meeting of Shareholders (the "Special Meeting") to be held at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, the principal offices of the Fund, on September 21, 2000, and any adjournment of such meeting.

    This Proxy Statement is being furnished to owners of variable annuity contracts and variable life insurance policies ("Contract Owners") issued by American National Insurance Company ("American National") who have allocated value under their variable annuity contract and variable life insurance policy ("Variable Contracts") to separate accounts (the "Separate Accounts") sponsored by American National which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Separate Accounts invest Contract Owners' assets in the Fund in accordance with instructions received from Contract Owners. The Fund is sponsored by American National for use only in conjunction with Variable Contracts and, therefore, shares of the Fund are not sold directly to the public. BECAUSE CONTRACT OWNERS ARE INDIRECTLY INVESTED IN THE FUND THROUGH THEIR INVESTMENT IN THE SEPARATE ACCOUNTS AND HAVE THE RIGHT TO INSTRUCT AMERICAN NATIONAL HOW TO VOTE SHARES OF THE FUND ON ALL MATTERS REQUIRING A SHAREHOLDER VOTE, CONTRACT OWNERS SHOULD CONSIDER THEMSELVES SHAREHOLDERS OF THE FUND FOR PURPOSES OF THIS PROXY STATEMENT. The number of shares for which a Contract Owner can give voting instructions is determined as explained in the Variable Contracts, and is the number of units shown on the enclosed Proxy Card.

    A proxy may be revoked at any time prior to the voting thereof by written notice to the Secretary of the Fund at the address shown above, by personal attendance at the Special Meeting, or by submitting a proxy bearing a later date. All costs of this solicitation will be paid by Securities Management and Research, Inc. ("SM&R"), the Fund's underwriter, investment advisor and administrator, and American National. Neither SM&R nor American National will seek any reimbursement from the Fund for such costs.

    The Fund is a Maryland corporation currently consisting of eight separate
Series: the American National Growth Portfolio (the "Growth Portfolio"), the American National Equity Income Portfolio (the "Equity Income Portfolio"), the American National Balanced Portfolio (the "Balanced Portfolio"), the American National Money Market Portfolio (the "Money Market Portfolio"), the American National Government Bond Portfolio (the "Government Bond Portfolio"), the American National Small-Cap/Mid-Cap Portfolio (the "Small-Cap/Mid-Cap Portfolio"), the American National High Yield Bond Portfolio (the "High Yield Bond Portfolio"), and the American National International Stock Portfolio (the "International Stock Portfolio").

    July 31, 2000 (the "Record Date") has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. The Fund had 65,709,568.829 shares of common stock (the "Common Stock") outstanding on the record date, consisting of 10,165,660.282 shares of the Growth Portfolio, 10,664,691.594 shares of the Equity Income Portfolio, 6,233,479.828 shares of the Balanced Portfolio, 6,235,249.230 shares of the Money Market Portfolio, 5,000,026.120 shares of the Government Bond Portfolio, 2,410,461.775 shares of the Small-Cap/Mid-Cap Portfolio, 20,000,000.000 shares of the High Yield Bond Portfolio, and 5,000,000.000 shares of the International Stock Portfolio.

    All of such portfolios will vote as one class on the election of directors. Each share of Common Stock outstanding is entitled to one vote, but votes may not be cumulated.

    This Proxy Statement and accompanying instruction letter were mailed on or about August 18, 2000 to each Contract Owner who had assets allocated to the Fund on the Record Date. Each such Contract Owner is invited to attend the Special Meeting in person and give instructions instead of giving a proxy.

    One-third ( 1/3) of the outstanding common shares of the Fund must be present in person or by proxy to constitute a quorum for the approval of any matter which properly comes before the Special Meeting. (See "Required Vote" in the discussion below.) Abstentions and proxies signed and returned by brokers without voting on a proposal ("Broker Non-Votes") will not be counted for or against the proposal, but will be counted as votes present for purposes of determining whether a quorum is present.

    If, as the time of the Special Meeting nears, the required number of Contract Owners have not given American National instructions to vote for election of the 14 nominees listed below, the officers of the Fund may make phone calls to certain of the Contract Owners in order to gather enough favorable instructions for election of such nominees.

    American National will vote the shares of the Fund held by the Separate Accounts in accordance with instructions received from Contract Owners. Shares for which no instructions have been given and shares directly owned by American National ("seed money" shares) will be voted in the same proportion as shares for which American National has received instructions from Contract Owners. SM&R has advised the Fund that it intends to vote the shares owned directly by it (all "seed money" shares) "FOR" election of the 14 nominees for director listed below.

    American National and SM&R have contributed seed money to the Fund. As of the Record Date, American National's and SM&R's direct ownership in the Fund was as follows:

                                                    NUMBER OF    PERCENT
TITLE OF CLASS (SERIES)  NAME AND ADDRESS OF OWNER    SHARES     OF CLASS
-----------------------  -------------------------  ----------   --------
Growth Portfolio.......  American National           2,701,654      27%
                         Insurance Company
                         One Moody Plaza
                         Galveston, Texas 77550

                         Securities Management and     138,327       1%
                         Research, Inc.
                         2450 South Shore
                         Boulevard, Suite 400
                         League City, Texas 77573

Balanced Portfolio.....  American National           2,822,353      45%
                         Insurance Company
                         One Moody Plaza
                         Galveston, Texas 77550

                         Securities Management and      83,363       1%
                         Research, Inc.
                         2450 South Shore
                         Boulevard, Suite 400
                         League City, Texas 77573

Equity Income
  Portfolio............  American National           2,958,484      28%
                         Insurance Company
                         One Moody Plaza
                         Galveston, Texas 77550

                         Securities Management and     154,203       1%
                         Research, Inc.
                         2450 South Shore
                         Boulevard, Suite 400
                         League City, Texas 77573

                                                    NUMBER OF    PERCENT
TITLE OF CLASS (SERIES)  NAME AND ADDRESS OF OWNER    SHARES     OF CLASS
-----------------------  -------------------------  ----------   --------
Money Market
  Portfolio............  American National           2,534,309      41%
                         Insurance Company
                         One Moody Plaza
                         Galveston, Texas 77550

                         Securities Management and     361,860       6%
                         Research, Inc.
                         2450 South Shore
                         Boulevard, Suite 400
                         League City, Texas 77573

Government Bond
  Portfolio............  American National           5,000,000     100%
                         Insurance Company
                         One Moody Plaza
                         Galveston, Texas 77550

                         Securities Management and     -0-         -0-
                         Research, Inc.
                         2450 South Shore
                         Boulevard, Suite 400
                         League City, Texas 77573

Small-Cap /Mid-Cap
  Portfolio............  American National           2,000,000      83%
                         Insurance Company
                         One Moody Plaza
                         Galveston, Texas 77550

                         Securities Management and     400,000      17%
                         Research, Inc.
                         2450 South Shore
                         Boulevard, Suite 400
                         League City, Texas 77573

High Yield Bond
  Portfolio............  American National          20,000,000     100%
                         Insurance Company
                         One Moody Plaza
                         Galveston, Texas 77550

                         Securities Management and     -0-         -0-
                         Research, Inc.
                         2450 South Shore
                         Boulevard, Suite 400
                         League City, Texas 77573

                                                    NUMBER OF    PERCENT
TITLE OF CLASS (SERIES)  NAME AND ADDRESS OF OWNER    SHARES     OF CLASS
-----------------------  -------------------------  ----------   --------
International Stock
  Portfolio............  American National           3,500,000      70%
                         Insurance Company
                         One Moody Plaza
                         Galveston, Texas 77550

                         Securities Management and   1,500,000      30%
                         Research, Inc.
                         2450 South Shore
                         Boulevard, Suite 400
                         League City, Texas 77573

    SM&R, the investment adviser, manager and underwriter of the Fund, is a wholly-owned subsidiary of American National. The Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6% of such shares. The trustees of the Foundation are Robert L. Moody ("RLM"), Chairman of the Board, President and Chief Executive Officer of American National, Frances Moody Newman, RLM's mother, and Ross R. Moody, RLM's son.

    The Moody National Bank of Galveston (the "Bank") is the trustee of the Libbie S. Moody Trust. RLM is Chairman of the Board, President and Chief Executive Officer of the Bank and President and Director of Moody Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and President and Director of MBHC, the Bank's controlling stockholder. The Three R Trusts, trusts established by RLM for the benefit of his children, own 100% of Bancshares Class B Common Stock (which elects a majority of Bancshares' directors) and 47.5% of its Class A Common Stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, SM&R, the Bank, Bancshares, MBHC, and the Fund.

    Other than the shares directly owned by American National and SM&R, as shown above, all shares of the Fund are held by the Separate Accounts.

    Except as shown in the chart above, to the knowledge of the Fund, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on the Record Date.

PROPOSAL 1. ELECTION OF DIRECTORS

    At this time, your Fund, SM&R Investments, Inc. and three other funds being advised by SM&R (the "SM&R Equity Funds") make up the SM&R fund complex. Your Fund and SM&R Investments, Inc. currently have boards of directors consisting of the same eight (8) persons. The three SM&R Equity Funds currently have boards of directors consisting of the same seven (7) persons. As indicated above, Mr. McCroskey serves on all of such boards.

    At their board meetings held on August 17, 2000, your Fund's board of directors and SM&R Investments, Inc.'s board of directors called special meetings of the Fund's and SM&R Investments, Inc.'s shareholders to elect an identical proposed slate of 14 nominees for director. The nomination of such 14 nominees was in anticipation of the conversion of the SM&R Equity Funds into new series of SM&R Investments, Inc. (the "Conversion"). Seven of such nominees now serve on your Fund's and SM&R Investments, Inc.'s board of directors; one of such nominees serves on your Fund's and SM&R Investments, Inc.'s board of directors and on the boards of the three SM&R Equity Funds; and six (6) of such nominees now serve on the boards of the three SM&R Equity Funds. Michael W. McCroskey, the President and Chief Executive Officer of SM&R, SM&R
Investments, Inc. and your Fund, is the director serving on all of the boards. Accordingly, such slate of nominees includes all of the Fund's current board of directors and all of the SM&R Equity Funds' current board of directors.

    The boards of directors of the three SM&R Equity Funds have approved the Conversion. SM&R Investments, Inc.'s board of directors has also approved such Conversion. The shareholders of each of the three SM&R Equity Funds must also approve such Conversion before each such fund will be converted into a series of SM&R Investments, Inc.

    The election of such 14 nominees is not conditioned upon approval of the Conversion. Accordingly, it is possible that the shareholders of one or more of the SM&R Equity Funds will not approve the Conversion and such fund or funds would not be converted into a series of SM&R Investments, Inc. Should that happen, your Fund would still have a "combined" board -- that is, notwithstanding that the Conversion did not occur with respect to one or more of the SM&R Equity Funds, the Fund's board would consist of the persons now serving as Fund directors and the persons serving on the boards of the three SM&R Equity Funds.

    Although the nomination of such "combined" board is in anticipation of the proposed Conversion, we believe that having a common board for your Fund and SM&R Investments, Inc. will benefit the Fund even if the Conversion is not approved. By serving on the boards of more funds in the complex, your Fund's directors will have a greater opportunity to obtain more and better familiarity with the many aspects of fund operations that are complex-wide in nature. Such service can also give your directors, and particularly the "independent" directors, greater access to and influence with SM&R than service on less of the funds in the SM&R funds complex. Having the same persons serve as directors of both your Fund and SM&R Investments, Inc. should also result in some reduction in costs, administrative complexities and redundancies.

    If elected, the nominees listed below will serve until the next annual or special meeting of shareholders at which directors are elected and until their successors are elected and qualified, or until death, retirement, resignation or removal.

    The persons named as proxies intend to vote in favor of the election of the following listed fourteen (14) nominees as members of the Board of Directors unless authority to vote for one or more of the nominees is specifically withheld. If, at the time of the Special Meeting, any of the nominees for election as a director shall be unable to serve, or are otherwise unavailable for election, the proxies will be voted for such other persons as shall be proposed by the Board of Directors. The Board of Directors has no reason to believe that any of the persons nominated will become unavailable for election, and all persons nominated have consented to serve as directors.

    The information set forth below has been furnished by each of the nominees.

                 INFORMATION CONCERNING NOMINEES FOR DIRECTORS
                         (NAME, ADDRESS, AGE, POSITION
                      AND OFFICES WITH THE FUND, BUSINESS
                         EXPERIENCE IN LAST FIVE YEARS)

    THE FOLLOWING SEVEN (7) NOMINEES ARE CURRENTLY DIRECTORS OF THE FUND AND SM&R INVESTMENTS, INC.:

ERNEST S. BARRATT Ph.D. (1) (Department of Psychiatry and Behavioral Sciences, University of Texas Medical Branch, Galveston, Texas 77555-0189)
75, Director of the Fund since 1990; Director of SM&R Investments, Inc., another investment company in the SM&R complex of funds, since 1997; Marie B. Gale Professor in Psychiatry, Professor and Chief of Psychodiagnostic service and Cognitive Neuroscopic Laboratory, Department of Psychiatry and Behavioral Sciences, University of Texas Medical Branch, a medical school and hospital system, since 1962.

LEA MCLEOD MATTHEWS *(2) (#8 Kern Ramble, Austin, Texas 78722)
38, Director of the Fund and SM&R Investments, Inc., another investment company in the SM&R complex of funds, since 1994; Tivoli Systems, Inc., software and communications company, since April 2000; Communications Consultant, Texas Association of School Boards, 1999 to 2000, Publications Editor, National Western Life Insurance Co., 1990 to 1999; Director of

Garden State Life Insurance Company, 1993 to present; Director of Kids Exchange of Austin, a non-profit corporation, 1996 to 1998; Consultant to Austin Writers League.

ANN MCLEOD MOODY *(2) (5 Colony Park Drive, Galveston, Texas 77551)
63, Director of the Fund and SM&R Investments, Inc., another investment company in the SM&R complex of funds, since 1997; Director of Moody Gardens, Inc., non-profit corporation, since 1994; Director of The Westcap Corporation, formerly a government bond trader, 1990 to January 14, 1999; Director of Bank of Galveston, 1983 to 1988; Director and Corporate Secretary of Seal Fleet, Inc., formerly offshore service company, 1972 to 1996; Director of Gal-Tex Hotel Corporation, hotel management company, since 1998.

EDWIN K. NOLAN (1) (1271 Jonas Drive, Canyon Lake, Texas 78133)
56, Director of the Fund, since 1997; Director of SM&R Investments, Inc., another investment company in the SM&R complex of funds, since 1991; Investor and Attorney, Law Offices, Edwin K. Nolan, P. C., Canyon Lake, Texas since 1977; Director and Owner of Canyon Lake Aviation, Inc., a real estate company, since 1986; Director of Hancock Mini Mart, Inc. since 1995.

ROBERT V. SHATTUCK, JR. (1018 23rd Street, Galveston, Texas 77550)
58, Director of the Fund and SM&R Investments, Inc., another investment company in the SM&R complex of funds, since 1997; Attorney, Law Offices of Robert V. Shattuck, Jr., Galveston, Texas, since 1986.

JAMIE G. WILLIAMS (3328 Stanford, Dallas, Texas 75225)
54, Director of the Fund and SM&R Investments, Inc., another investment company in the SM&R complex of funds, since 1997; Academic Language Therapist and Educational Consultant 1974 to present; Director Center for Computer Assistance to the Disabled, since April 2000; Director of The Learning Therapist Graduate Certificate Program, 1986 to 1995; Adult Assessment Clinic and Adolescent Academic Development Programs, Division of Evening, Summer and Continuing Studies, Southern Methodist University, 1994 to 1995; Adjunct Instructor in Department of Psychology, Dedman College, Southern Methodist University, 1988 to 1995.

FRANK P. WILLIAMSON (301 Barracuda, Galveston, Texas 77550)
68, Director of the Fund and SM&R Investments, Inc., another investment company in the SM&R complex of funds, since 1997; Retired, Owner of Professional Pharmacy, 1964 to 1998.

    THE FOLLOWING SIX (6) NOMINEES ARE CURRENTLY DIRECTORS OF THE SM&R EQUITY
FUNDS:

RALPH S. CLIFFORD (3) (4800 Sixth Avenue Drive, Moline, Illinois 61265)
84, Director of SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc., and SM&R Balanced Fund, Inc., other investment companies in the SM&R complex of funds, since 1972; Retired Attorney, Clifford, Clifford & Olson;

Retired Director of Henry County Bank; Retired Director of Illini Beef Packers, Inc.; Retired Director of Industrial Relations of Deere & Company, tractor and implement manufacturing company.

PAUL D. CUMMINGS (3) (3102 Belaire Drive, Oklahoma City, Oklahoma 73110)
85, Director of SM&R Growth Fund, Inc. and SM&R Equity Income Fund, Inc., other investment companies in the SM&R complex of funds, since 1969; Director of SM&R Balanced Fund, Inc., another investment company in the SM&R complex of funds, since 1971; Retired President and Director of Globe Life and Accident Insurance Company.

JACK T. CURRIE (515 Post Oak Boulevard, Suite 750, Houston, Texas 77027)
72, Director of SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc., and SM&R Balanced Fund, Inc., other investment companies in the SM&R complex of funds, since 1971; Personal Investments; Director of American Indemnity Financial Corporation, holding company for casualty insurance company, 1978 to 1999; Director of Stewart & Stevenson Services, Inc., 1990 to 1999, designs and constructs power generating systems.

IRA W. PAINTON, C.L.U. (3) (12004 Dahoon, Oklahoma City, Oklahoma 73120)
82, Director of SM&R Growth Fund, Inc., another investment company in the SM&R complex of funds, since 1967 and Chairman of the Board since 1989; Director of the SM&R Equity Income Fund, Inc., another investment company in the SM&R complex of funds, since 1969, and Chairman of the Board, since 1989; and Director of SM&R Balanced Fund, Inc., another investment company in the SM&R complex of funds, since 1978 and Chairman of the Board since 1989; Retired President of SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc., and SM&R Balanced Fund, Inc.; Retired President and Director of SM&R.

DONALD P. STEVENS (University of Texas Medical Branch, Box 25041, Galveston, Texas 77555)
53, Director of SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc., and SM&R Balanced Fund, Inc., other investment companies in the SM&R complex of funds, since 1985; Assistant to the President for Government Relations of The University of Texas Medical Branch, a medical school and hospital system, since 1975; Vice President of Jamail Galveston Foundation, since 1993.

STEVEN H. STUBBS, C.F.A. (514 Poplar Avenue, Philadelphia, Mississippi 39350) 61, Director of SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc., and SM&R Balanced Fund, Inc., other investment companies in the SM&R complex of funds, since 1989; Former Director, President and Chief Executive Officer of The Westcap Corporation, formerly a government bond trader, 1994 to 1995; Former President and Chief Executive Officer of SM&R 1987 to

1994; Former President and Chief Executive Officer of the Fund; SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc.; SM&R Balanced Fund, Inc., and SM&R Investments, Inc.; President and Director of Dancing Rabbit Press, Inc., private book publishing company, since 1999; Director of Neshoba County Philadelphia Historical Museum, Inc., non-profit museum, since 1999.

    THE FOLLOWING NOMINEE IS CURRENTLY A DIRECTOR OF THE FUND, SM&R INVESTMENTS, INC. AND THE SM&R EQUITY FUNDS:

MICHAEL W. MCCROSKEY * (2450 South Shore Boulevard, Suite 400, League City, Texas 77573)
57, President, Chief Executive Officer and Director of the Fund and SM&R Investments, Inc., since 1994; President and Director of SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc., and SM&R Balanced Fund, Inc., other investment companies in the SM&R complex of funds, since 1994; President, Chief Executive Officer, Director and member of the Executive Committee of SM&R, since 1994; Executive Vice President of American National Insurance Company; Vice President of Standard Life and Accident Insurance Company; Vice President, Investments of American National Property and Casualty Company; Vice President, Investments of American National General Insurance Company; Assistant Secretary of American National Life Insurance Company of Texas; Vice President of Investments for Garden State Life Insurance Company; Vice President, Pacific Property and Casualty, life, health and accident subsidiaries of American National; President and Director of ANREM Corporation, real estate investment; President and Director, ANTAC, Inc., real estate investment; Director, Comprehensive Investment Services, Inc., investments.

* "Interested Persons" as defined in the Investment Company Act of 1940. As indicated under the business experience section of the above table, Mr. McCroskey is President and Chief Executive Officer and a director of SM&R. Ms. Matthews and Mrs. Moody are members of the immediate family of Robert L. Moody. See "Stock Ownership of Certain Beneficial Owners and Officers and Directors" below.

(1) Member of Audit Committee

(2) Ms. Matthews is the daughter of Mrs. Ann Moody, a nominee for Director

(3) Mr. Clifford, Mr. Cummings and Mr. Painton have advised the Fund that, because of their advancing age, they had planned to retire from the Boards of the SM&R Equity Funds effective December 31, 2000. They further advised the Fund that, if elected to the Board of the Fund, they would also resign from that Board at such same time. If Mr. Clifford, Mr. Cummings and Mr. Painton are elected and then resign, the Board's current intent would be not to replace such directors and to reduce the number of the Fund's directors from fourteen (14) to eleven (11).

                           ORGANIZATION OF THE BOARD

    The Board of Directors of the Fund maintains an Audit Committee. The Audit Committee is responsible for making recommendations to the Board of Directors as to the selection and appointment of and compensation to the Fund's independent auditors, to review the scope and results of audits made by such independent auditors, to make recommendations to the Board as to the scope of future audits, to inquire into, review and make recommendations with respect to the adequacy of the Fund's accounting and financial controls, and to otherwise assure effective communication between such auditors and the Board of Directors as a whole. Ernest S. Barratt and Edwin K. Nolan are the present members of the Audit Committee. One (1) meeting of the Audit Committee was held during the fiscal year ended December 31, 1999.

    The Fund held four (4) meetings of its Board of Directors during the fiscal year ended December 31, 1999.

EXECUTIVE OFFICERS OF THE FUND

    The following information is given with respect to each of the Fund's executive officers and portfolio managers who are not directors:

TERESA E. AXELSON (2450 South Shore Boulevard, Suite 400, League City, Texas 77573)
52, Vice President and Secretary of the Fund; Vice President and Secretary of SM&R, SM&R Investments, Inc., SM&R Equity Income Fund, Inc., SM&R Balanced Fund, Inc. and SM&R Growth Fund, Inc.

BRENDA T. KOELEMAY (2450 South Shore Boulevard, Suite 400, League City, Texas 77573)
45, Vice President and Treasurer of the Fund; Vice President and Treasurer of SM&R; Vice President and Treasurer of SM&R Equity Income Fund, Inc., SM&R Balanced Fund, Inc., SM&R Growth Fund, Inc. and SM&R Investments, Inc.; Treasurer and Director of Comprehensive Investment Services, Inc.; formerly Senior Manager, KPMG Peat Marwick.

MICHAEL W. MCCROSKEY (2450 South Shore Boulevard, Suite 400, League City, Texas 77573)

See "Information Concerning Nominees for Directors" above.

EMERSON V. UNGER, C.L.U. (2450 South Shore Boulevard, Suite 400, League City, Texas 77573)
54, Vice President of the Fund; Vice President of SM&R; Vice President of SM&R Equity Income Fund, Inc., SM&R Balanced Fund, Inc., SM&R Growth Fund, Inc. and SM&R Investments, Inc.

    As of the Record Date, none of the Fund's directors and nominees for director owned any shares of the Fund.

               REMUNERATION OF OFFICERS AND DIRECTORS OF THE FUND

    The directors who are "Interested Persons" and the officers of the Fund receive remuneration, directors' fees and expense reimbursements only from SM&R and not from the Fund. Directors who are not "Interested Persons" of the Fund are paid directors' fees by and receive expense reimbursements from the Fund. (See the footnote under "Information Concerning Nominees for Directors" above for a definition of "Interested Persons".)

    All of the directors except Mr. McCroskey (who, as an employee of SM&R, is not paid a fee for serving on the boards of funds in the SM&R fund complex) are paid a $500 per meeting fee for attendance at Board Meetings, a $2,000 annual retainer fee and reimbursement of travel expenses. The annual retainer fee and the travel expenses paid by the Fund are allocated between the series of the Fund. The following nominees for director of the Fund received the following compensation FROM THE FUND for the fiscal year ended December 31, 1999:

                                                               TOTAL
                                             AGGREGATE     COMPENSATION
                                            COMPENSATION   FROM FUND AND
NAME OF PERSON, POSITION                     FROM FUND     FUND COMPLEX
------------------------                    ------------   -------------
ERNEST S. BARRATT (1)(2)
  DIRECTOR                                    $4,000.00     $ 8,000.00
RALPH S. CLIFFORD (3)
  DIRECTOR                                    $     -0-     $10,000.00
PAUL D. CUMMINGS (3)
  DIRECTOR                                    $     -0-     $10,000.00
JACK T. CURRIE (3)
  DIRECTOR                                    $     -0-     $10,000.00
MICHAEL W. MCCROSKEY *(1)(2)(4)
  DIRECTOR                                    $     -0-     $      -0-
ALLAN W. MATTHEWS *(5)
  DIRECTOR                                    $     -0-     $      -0-
LEA MCLEOD MATTHEWS *(1)
  DIRECTOR                                    $     -0-     $      -0-
ANN MCLEOD MOODY *(1)
  DIRECTOR                                    $     -0-     $      -0-
EDWIN K. NOLAN (1)(2)
  DIRECTOR                                    $4,000.00     $ 8,000.00
IRA W. PAINTON (3)
  DIRECTOR                                    $     -0-     $14,000.00
ROBERT V. SHATTUCK, JR. (1)(2)
  DIRECTOR                                    $4,000.00     $ 8,000.00
DONALD P. STEVENS (3)
  DIRECTOR                                    $     -0-     $10,000.00

                                                               TOTAL
                                             AGGREGATE     COMPENSATION
                                            COMPENSATION   FROM FUND AND
NAME OF PERSON, POSITION                     FROM FUND     FUND COMPLEX
------------------------                    ------------   -------------
STEVEN H. STUBBS (3)
  DIRECTOR                                    $     -0-     $10,000.00
JAMIE G. WILLIAMS (1)(2)
  DIRECTOR                                    $4,000.00     $ 8,000.00
FRANK P. WILLIAMSON (1)(2)
  DIRECTOR                                    $4,000.00     $ 8,000.00

*   "Interested Persons" as defined in the Investment Company Act of 1940.

(1) Currently Director of the Fund.

(2) Also serves as a director of SM&R Investments, Inc., another fund in the SM&R complex of funds.

(3) Received compensation from SM&R Growth Fund, Inc., SM&R Equity Income
    Fund, Inc. and SM&R Balanced Fund, Inc., other funds in the SM&R complex of funds.

(4) Also serves as a director of SM&R Investments, Inc., SM&R Growth
    Fund, Inc., SM&R Equity Income Fund, Inc. and SM&R Balanced Fund, Inc., other funds in the SM&R complex of funds.

(5) Resigned as a director of the Fund and American National Investment Accounts, Inc. effective August 17, 2000; Mr. Matthews is not a nominee for election.

REQUIRED VOTE

    Election of each nominee as a Director requires the affirmative vote of a plurality of the shares present (in person or by proxy) at a meeting at which a quorum is present, with all classes of all portfolios voting as a single class. Cumulative voting is not permitted.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING SLATE OF NOMINEES AS DIRECTORS: ERNEST S. BARRATT, PH.D., RALPH S. CLIFFORD, PAUL D. CUMMINGS, JACK T. CURRIE, LEA MCLEOD MATTHEWS, MICHAEL W. MCCROSKEY, ANN MCLEOD MOODY, EDWIN K. NOLAN, IRA W. PAINTON, ROBERT V. SHATTUCK, JR., DONALD P. STEVENS, STEVEN H. STUBBS, JAMIE G. WILLIAMS AND FRANK P. WILLIAMSON.

                             SHAREHOLDER PROPOSALS

    As a general matter, the Fund does not hold annual meetings of shareholders, and, therefore, the anticipated date of the next special meeting of shareholders of the Fund cannot be provided. Any shareholder proposal that properly may be included in proxy solicitation materials for a special meeting of shareholders must be received by the Fund a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders. Any such proposals must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

                                    AUDITORS

    Tait, Weller & Baker ("TWB"), 8 Penn Center, Philadelphia, PA 19103, served as the Fund's independent auditors for the year ending December 31, 1999 and will also serve as the Fund's independent auditors for the current fiscal year. Representatives of TWB are not expected to be present at the Special Shareholders' Meeting.

                                 ANNUAL REPORT

    The financial statements of the Fund, as contained in the Annual Report, should be read in conjunction with this Proxy Statement. A copy of the Annual Report of the Fund for the fiscal year ended December 31, 1999, including financial statements, was mailed to shareholders in March, 2000. The Fund will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report for the period ended June 30, 2000, to a shareholder upon request. Any such request should be made to Michele Lord, Assistant Secretary of the Fund, at P.
O. Box 58969, Houston, Texas 77258-8969 or 1-800-526-8346, extension 229.

                                 OTHER BUSINESS

    Management knows of no other business which will be presented for consideration at the meeting other than as stated above. If any other business shall properly come before the meeting, the enclosed Proxy authorizes the persons named therein to vote on any such other business in accordance with their best judgement.

    All shares represented by proxies received by management, not revoked, will be voted at the meeting or at any adjournment thereof. Accordingly, we hope that you will be able to attend the meeting, but if not, we ask that you promptly mark, sign and mail the enclosed Proxy in the enclosed envelope.

                                 By Order of the Board of Directors

                                 [SIGNATURE]

                                 Teresa E. Axelson
                                 SECRETARY

VOTING PROXY

                   AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                     (AMERICAN NATIONAL BALANCED PORTFOLIO)
                     PROXY FOR SPECIAL SHAREHOLDER'S MEETING
                               September 21, 2000
                  Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Edwin K. Nolan and Michael W. McCroskey and each or any of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of the American National Investment Accounts, Inc., for the above referenced Portfolio, that the undersigned is entitled to vote at the special meeting of shareholders to be held in League City, Texas, on Thursday, September 21, 2000, and at any postponement or adjournment thereof on each of the Proposals contained in the Proxy Statement.

You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If you sign this form without checking a box with respect to any proposal listed, the timely return of this Proxy Voting Ballot will be deemed an instruction to vote in favor of the proposals. The named proxies cannot vote your shares unless you sign and return this Proxy Voting Ballot in the envelope provided. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

                                    I hereby revoke any and all proxies with respect to shares of the Portfolio heretofore given by me. I acknowledge receipt of the proxy statement dated August 18, 2000. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING. Date______________, 2000



                                    -------------------------------------------
                                    Signature(s) (Title(s), if applicable)

                                    Note: Please sign exactly as your name or names appear on the Proxy Voting Ballot. When signing as a fiduciary (i.e. attorney, executor, administrator, trustee, or guardian), give the full title as to the capacity in which you are signing.

VOTE ON PROPOSALS ( The Board of Directors recommends a vote FOR the election of all nominees for directors.

1.   ELECTION OF DIRECTORS:

/ / FOR ALL NOMINEES listed below         / / WITHHOLD ALL NOMINEES listed below

/ / WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE - Place an "X" in the box to the left and strike a line through the nominee's name in the list below.

(1) Ernest S. Barratt     (7)  Ann McLeod Moody        (13) Jamie G. Williams
(2) Ralph S. Clifford     (8)  Edwin K. Nolan          (14)  Frank P. Williamson
(3) Paul D. Cummings      (9)  Ira W. Painton
(4) Jack T. Currie        (10) Robert V. Shattuck, Jr.
(5) Lea McLeod Matthews   (11) Donald P. Stevens
(6) Michael W. McCroskey  (12) Steven H. Stubbs

2. To act on such other matters as may properly come before the meeting or any adjournment thereof.

VOTING PROXY

                   AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                   (AMERICAN NATIONAL EQUITY INCOME PORTFOLIO)
                     PROXY FOR SPECIAL SHAREHOLDER'S MEETING
                               September 21, 2000
                  Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Edwin K. Nolan and Michael W. McCroskey and each or any of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of the American National Investment Accounts, Inc., for the above referenced Portfolio, that the undersigned is entitled to vote at the special meeting of shareholders to be held in League City, Texas, on Thursday, September 21, 2000, and at any postponement or adjournment thereof on each of the Proposals contained in the Proxy Statement.

You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If you sign this form without checking a box with respect to any proposal listed, the timely return of this Proxy Voting Ballot will be deemed an instruction to vote in favor of the proposals. The named proxies cannot vote your shares unless you sign and return this Proxy Voting Ballot in the envelope provided. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

                                    I hereby revoke any and all proxies with respect to shares of the Portfolio heretofore given by me. I acknowledge receipt of the proxy statement dated August 18, 2000. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING. Date______________, 2000



                                    -------------------------------------------
                                    Signature(s) (Title(s), if applicable)

                                    Note: Please sign exactly as your name or names appear on the Proxy Voting Ballot. When signing as a fiduciary (i.e. attorney, executor, administrator, trustee, or guardian), give the full title as to the capacity in which you are signing.

VOTE ON PROPOSALS ( The Board of Directors recommends a vote FOR the election of all nominees for directors.

1.   ELECTION OF DIRECTORS:

/ / FOR ALL NOMINEES listed below         / / WITHHOLD ALL NOMINEES listed below

/ / WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE - Place an "X" in the box to the left and strike a line through the nominee's name in the list below.

(1) Ernest S. Barratt     (7)  Ann McLeod Moody        (13) Jamie G. Williams
(2) Ralph S. Clifford     (8)  Edwin K. Nolan          (14)  Frank P. Williamson
(3) Paul D. Cummings      (9)  Ira W. Painton
(4) Jack T. Currie        (10) Robert V. Shattuck, Jr.
(5) Lea McLeod Matthews   (11) Donald P. Stevens
(6) Michael W. McCroskey  (12) Steven H. Stubbs

2. To act on such other matters as may properly come before the meeting or any adjournment thereof.

VOTING PROXY

                   AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                  (AMERICAN NATIONAL GOVERNMENT BOND PORTFOLIO)
                     PROXY FOR SPECIAL SHAREHOLDER'S MEETING
                               September 21, 2000
                  Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Edwin K. Nolan and Michael W. McCroskey and each or any of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of the American National Investment Accounts, Inc., for the above referenced Portfolio, that the undersigned is entitled to vote at the special meeting of shareholders to be held in League City, Texas, on Thursday, September 21, 2000, and at any postponement or adjournment thereof on each of the Proposals contained in the Proxy Statement.

You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If you sign this form without checking a box with respect to any proposal listed, the timely return of this Proxy Voting Ballot will be deemed an instruction to vote in favor of the proposals. The named proxies cannot vote your shares unless you sign and return this Proxy Voting Ballot in the envelope provided. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

                                    I hereby revoke any and all proxies with respect to shares of the Portfolio heretofore given by me. I acknowledge receipt of the proxy statement dated August 18, 2000. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING. Date______________, 2000



                                    -------------------------------------------
                                    Signature(s) (Title(s), if applicable)

                                    Note: Please sign exactly as your name or names appear on the Proxy Voting Ballot. When signing as a fiduciary (i.e. attorney, executor, administrator, trustee, or guardian), give the full title as to the capacity in which you are signing.

VOTE ON PROPOSALS ( The Board of Directors recommends a vote FOR the election of all nominees for directors.

1.   ELECTION OF DIRECTORS:

/ / FOR ALL NOMINEES listed below         / / WITHHOLD ALL NOMINEES listed below

/ / WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE - Place an "X" in the box to the left and strike a line through the nominee's name in the list below.

(1) Ernest S. Barratt     (7)  Ann McLeod Moody        (13) Jamie G. Williams
(2) Ralph S. Clifford     (8)  Edwin K. Nolan          (14)  Frank P. Williamson
(3) Paul D. Cummings      (9)  Ira W. Painton
(4) Jack T. Currie        (10) Robert V. Shattuck, Jr.
(5) Lea McLeod Matthews   (11) Donald P. Stevens
(6) Michael W. McCroskey  (12) Steven H. Stubbs

2. To act on such other matters as may properly come before the meeting or any adjournment thereof.

VOTING PROXY

                   AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                      (AMERICAN NATIONAL GROWTH PORTFOLIO)
                     PROXY FOR SPECIAL SHAREHOLDER'S MEETING
                               September 21, 2000
                  Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Edwin K. Nolan and Michael W. McCroskey and each or any of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of the American National Investment Accounts, Inc., for the above referenced Portfolio, that the undersigned is entitled to vote at the special meeting of shareholders to be held in League City, Texas, on Thursday, September 21, 2000, and at any postponement or adjournment thereof on each of the Proposals contained in the Proxy Statement.

You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If you sign this form without checking a box with respect to any proposal listed, the timely return of this Proxy Voting Ballot will be deemed an instruction to vote in favor of the proposals. The named proxies cannot vote your shares unless you sign and return this Proxy Voting Ballot in the envelope provided. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

                                    I hereby revoke any and all proxies with respect to shares of the Portfolio heretofore given by me. I acknowledge receipt of the proxy statement dated August 18, 2000. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING. Date______________, 2000



                                    -------------------------------------------
                                    Signature(s) (Title(s), if applicable)

                                    Note: Please sign exactly as your name or names appear on the Proxy Voting Ballot. When signing as a fiduciary (i.e. attorney, executor,administrator, trustee, or guardian), give the full title as to the capacity in which you are signing.

VOTE ON PROPOSALS ( The Board of Directors recommends a vote FOR the election of all nominees for directors.

1.   ELECTION OF DIRECTORS:

/ / FOR ALL NOMINEES listed below         / / WITHHOLD ALL NOMINEES listed below

/ / WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE - Place an "X" in the box to the left and strike a line through the nominee's name in the list below.

(1) Ernest S. Barratt     (7)  Ann McLeod Moody        (13) Jamie G. Williams
(2) Ralph S. Clifford     (8)  Edwin K. Nolan          (14)  Frank P. Williamson
(3) Paul D. Cummings      (9)  Ira W. Painton
(4) Jack T. Currie        (10) Robert V. Shattuck, Jr.
(5) Lea McLeod Matthews   (11) Donald P. Stevens
(6) Michael W. McCroskey  (12) Steven H. Stubbs

2. To act on such other matters as may properly come before the meeting or any adjournment thereof.

VOTING PROXY

                   AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                  (AMERICAN NATIONAL HIGH YIELD BOND PORTFOLIO)
                     PROXY FOR SPECIAL SHAREHOLDER'S MEETING
                               September 21, 2000
                  Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Edwin K. Nolan and Michael W. McCroskey and each or any of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of the American National Investment Accounts, Inc., for the above referenced Portfolio, that the undersigned is entitled to vote at the special meeting of shareholders to be held in League City, Texas, on Thursday, September 21, 2000, and at any postponement or adjournment thereof on each of the Proposals contained in the Proxy Statement.

You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If you sign this form without checking a box with respect to any proposal listed, the timely return of this Proxy Voting Ballot will be deemed an instruction to vote in favor of the proposals. The named proxies cannot vote your shares unless you sign and return this Proxy Voting Ballot in the envelope provided. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

                                    I hereby revoke any and all proxies with respect to shares of the Portfolio heretofore given by me. I acknowledge receipt of the proxy statement dated August 18, 2000. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING. Date______________, 2000



                                    -------------------------------------------
                                    Signature(s) (Title(s), if applicable)

                                    Note: Please sign exactly as your name or names appear on the Proxy Voting Ballot. When signing as a fiduciary (i.e. attorney, executor, administrator, trustee, or guardian), give the full title as to the capacity in which you are signing.

VOTE ON PROPOSALS ( The Board of Directors recommends a vote FOR the election of all nominees for directors.

1.   ELECTION OF DIRECTORS:

/ / FOR ALL NOMINEES listed below         / / WITHHOLD ALL NOMINEES listed below

/ / WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE - Place an "X" in the box to the left and strike a line through the nominee's name in the list below.

(1) Ernest S. Barratt     (7)  Ann McLeod Moody        (13) Jamie G. Williams
(2) Ralph S. Clifford     (8)  Edwin K. Nolan          (14)  Frank P. Williamson
(3) Paul D. Cummings      (9)  Ira W. Painton
(4) Jack T. Currie        (10) Robert V. Shattuck, Jr.
(5) Lea McLeod Matthews   (11) Donald P. Stevens
(6) Michael W. McCroskey  (12) Steven H. Stubbs

2. To act on such other matters as may properly come before the meeting or any adjournment thereof.

VOTING PROXY

                   AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                (AMERICAN NATIONAL INTERNATIONAL STOCK PORTFOLIO)
                     PROXY FOR SPECIAL SHAREHOLDER'S MEETING
                               September 21, 2000
                  Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Edwin K. Nolan and Michael W. McCroskey and each or any of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of the American National Investment Accounts, Inc., for the above referenced Portfolio, that the undersigned is entitled to vote at the special meeting of shareholders to be held in League City, Texas, on Thursday, September 21, 2000, and at any postponement or adjournment thereof on each of the Proposals contained in the Proxy Statement.

You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If you sign this form without checking a box with respect to any proposal listed, the timely return of this Proxy Voting Ballot will be deemed an instruction to vote in favor of the proposals. The named proxies cannot vote your shares unless you sign and return this Proxy Voting Ballot in the envelope provided. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

                                    I hereby revoke any and all proxies with respect to shares of the Portfolio heretofore given by me. I acknowledge receipt of the proxy statement dated August 18, 2000. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING. Date______________, 2000



                                    -------------------------------------------
                                    Signature(s) (Title(s), if applicable)

                                    Note: Please sign exactly as your name or names appear on the Proxy Voting Ballot. When signing as a fiduciary (i.e. attorney, executor, administrator, trustee, or guardian), give the full title as to the capacity in which you are signing.

VOTE ON PROPOSALS ( The Board of Directors recommends a vote FOR the election of all nominees for directors.

1.   ELECTION OF DIRECTORS:

/ / FOR ALL NOMINEES listed below         / / WITHHOLD ALL NOMINEES listed below

/ / WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE - Place an "X" in the box to the left and strike a line through the nominee's name in the list below.

(1) Ernest S. Barratt     (7)  Ann McLeod Moody        (13) Jamie G. Williams
(2) Ralph S. Clifford     (8)  Edwin K. Nolan          (14)  Frank P. Williamson
(3) Paul D. Cummings      (9)  Ira W. Painton
(4) Jack T. Currie        (10) Robert V. Shattuck, Jr.
(5) Lea McLeod Matthews   (11) Donald P. Stevens
(6) Michael W. McCroskey  (12) Steven H. Stubbs

2. To act on such other matters as may properly come before the meeting or any adjournment thereof.

VOTING PROXY

                   AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                   (AMERICAN NATIONAL MONEY MARKET PORTFOLIO)
                     PROXY FOR SPECIAL SHAREHOLDER'S MEETING
                               September 21, 2000
                  Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Edwin K. Nolan and Michael W. McCroskey and each or any of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of the American National Investment Accounts, Inc., for the above referenced Portfolio, that the undersigned is entitled to vote at the special meeting of shareholders to be held in League City, Texas, on Thursday, September 21, 2000, and at any postponement or adjournment thereof on each of the Proposals contained in the Proxy Statement.

You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If you sign this form without checking a box with respect to any proposal listed, the timely return of this Proxy Voting Ballot will be deemed an instruction to vote in favor of the proposals. The named proxies cannot vote your shares unless you sign and return this Proxy Voting Ballot in the envelope provided. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

                                    I hereby revoke any and all proxies with respect to shares of the Portfolio heretofore given by me. I acknowledge receipt of the proxy statement dated August 18, 2000. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING. Date______________, 2000



                                    -------------------------------------------
                                    Signature(s) (Title(s), if applicable)

                                    Note: Please sign exactly as your name or names appear on the Proxy Voting Ballot. When signing as a fiduciary (i.e. attorney, executor, administrator, trustee, or guardian), give the full title as to the capacity in which you are signing.

VOTE ON PROPOSALS ( The Board of Directors recommends a vote FOR the election of all nominees for directors.

1.   ELECTION OF DIRECTORS:

/ / FOR ALL NOMINEES listed below         / / WITHHOLD ALL NOMINEES listed below

/ / WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE - Place an "X" in the box to the left and strike a line through the nominee's name in the list below.

(1) Ernest S. Barratt     (7)  Ann McLeod Moody        (13) Jamie G. Williams
(2) Ralph S. Clifford     (8)  Edwin K. Nolan          (14)  Frank P. Williamson
(3) Paul D. Cummings      (9)  Ira W. Painton
(4) Jack T. Currie        (10) Robert V. Shattuck, Jr.
(5) Lea McLeod Matthews   (11) Donald P. Stevens
(6) Michael W. McCroskey  (12) Steven H. Stubbs

2. To act on such other matters as may properly come before the meeting or any adjournment thereof.

VOTING PROXY

                       AMERICAN NATIONAL INVESTMENTS, INC.
                 (AMERICAN NATIONAL SMALL-CAP/MID-CAP PORTFOLIO)
                     PROXY FOR SPECIAL SHAREHOLDER'S MEETING
                               September 21, 2000
                  Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Edwin K. Nolan and Michael W. McCroskey and each or any of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of the American National Investment Accounts, Inc., for the above referenced Portfolio, that the undersigned is entitled to vote at the special meeting of shareholders to be held in League City, Texas, on Thursday, September 21, 2000, and at any postponement or adjournment thereof on each of the Proposals contained in the Proxy Statement.

You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If you sign this form without checking a box with respect to any proposal listed, the timely return of this Proxy Voting Ballot will be deemed an instruction to vote in favor of the proposals. The named proxies cannot vote your shares unless you sign and return this Proxy Voting Ballot in the envelope provided. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

                                    I hereby revoke any and all proxies with respect to shares of the Portfolio heretofore given by me. I acknowledge receipt of the proxy statement dated August 18, 2000. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING. Date______________, 2000



                                    -------------------------------------------
                                    Signature(s) (Title(s), if applicable)

                                    Note: Please sign exactly as your name or names appear on the Proxy Voting Ballot. When signing as a fiduciary (i.e. attorney, executor, administrator, trustee, or guardian), give the full title as to the capacity in which you are signing.

VOTE ON PROPOSALS ( The Board of Directors recommends a vote FOR the election of all nominees for directors.

1.   ELECTION OF DIRECTORS:

/ / FOR ALL NOMINEES listed below         / / WITHHOLD ALL NOMINEES listed below

/ / WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE - Place an "X" in the box to the left and strike a line through the nominee's name in the list below.

(1) Ernest S. Barratt     (7)  Ann McLeod Moody        (13) Jamie G. Williams
(2) Ralph S. Clifford     (8)  Edwin K. Nolan          (14)  Frank P. Williamson
(3) Paul D. Cummings      (9)  Ira W. Painton
(4) Jack T. Currie        (10) Robert V. Shattuck, Jr.
(5) Lea McLeod Matthews   (11) Donald P. Stevens
(6) Michael W. McCroskey  (12) Steven H. Stubbs

2. To act on such other matters as may properly come before the meeting or any adjournment thereof.